CASH DIVIDEND	6 Months Ended
Jun. 30, 2025
CASH DIVIDEND
CASH DIVIDEND

14.CASH DIVIDEND

On July 23, 2024, the Group approved and declared a cash dividend of US$0.063 per ordinary share, or US$0.63 per ADS, on its outstanding shares as of the close of trading on August 14, 2024. Such dividend of RMB1,389 was mostly paid in 2024.

On March 20, 2025, the Group approved and declared a cash dividend of US$0.097 per ordinary share, or US$0.97 per ADS, on its outstanding shares as of the close of trading on April 9, 2025. Such dividend of approximately RMB2,136 was mostly paid in the second quarter of 2025.

On August 20, 2025, the Group approved and declared a cash dividend of US$0.081 per ordinary share, or US$0.81 per ADS, on its outstanding shares as of the close of trading on September 9, 2025. Such dividend of approximately US$250 million is expected to be paid in the third quarter of 2025.